                                                                      Exhibit 21

                                DANA CORPORATION
                            CONSOLIDATED SUBSIDIARIES
                             AS OF DECEMBER 31, 1999

Dana Corporation
4500 Dorr Street
Toledo, Ohio 43615

UNITED STATES
-------------
Dana Distribution, Inc.                                            Delaware
Dana Risk Management Services, Inc.                                Ohio
Dana World Trade Corporation                                       Delaware
DTF Trucking, Inc.                                                 Delaware
Albarus, Inc.                                                      Delaware
Precision Specialities, Inc.                                       Delaware
GemStone Gasket Company                                            Delaware
Flight Operations, Inc.                                            Delaware
Results Unlimited, Inc.                                            Delaware
Dana International Finance Inc.                                    Delaware
Dana International Limited                                         Delaware
Krizman International, Inc.                                        Delaware
McQuay-Norris, Inc.                                                Delaware
Reinz Wisconsin Gasket Co.                                         Delaware
Victor Reinz Valve Seals, L.L.C.                                   Delaware
Wix Filtration Media Specialists, Inc.                             Delaware
Sealed Power Technologies Corporation of Nevada                    Nevada
Dana Technology Inc (f.k.a. Sanford Acquisition Company)           Michigan
DSA of America, Inc.                                               Michigan
Spicer Heavy Axle & Brake, Inc.                                    Michigan
Glacier Vandervell, Inc.                                           Michigan
     Glacier Daido America, LLC                                    Ohio
Dandorr L.L.C.                                                     Delaware
Innovative Manufacturing, Inc.                                     Ohio
Spicer Heavy Axle Holdings, Inc.                                   Michigan
Spicer Manufacturing, Inc.                                         Indiana
Spicer Technology, Inc.                                            Indiana
Spicer Axle, Inc.                                                  Indiana
Dana Global Logistics, Inc.                                        Indiana

Echlin Inc                                                         Connecticut
     American Electronic Components, Inc.                          Indiana
     Automotive Brake Company Inc.                                 Delaware
         Brake Parts Inc.                                          Delaware
         Friction Inc.                                             Delaware
              Brake Systems, Inc.                                  Delaware
              EPE, Inc.                                            California
              Prattville Mfg., Inc. (dormant)                      Delaware
         Hydraulics Inc.                                           Delaware
     Automotive Controls Corp.                                     Connecticut
         Auto Parts Acquisition Inc. (fka WAWD-EAP) (dormant)      Delaware
     Beck/Arnley Worldparts Corp.                                  Delaware
     Blackstone Manufacturing Co., Inc.                            Delaware
     Brake Realty Inc.                                             Delaware


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     BWD Automotive Corporation                               Delaware
         BWD International Inc.                               Delaware
     Echlin-Ponce, Inc.                                       Delaware
     Friction Materials, Inc.                                 Massachusetts
     Iroquois Tool Systems, Inc.                              Pennsylvania
     Lipe Corporation  (dormant)                              Delaware
     Long USA Inc.                                            Delaware
         Long Automotive Inc.                                 Texas
         Long Cooling Systems Inc.                            Delaware
     Midland Brake, Inc. (dormant)                            Delaware
     Mr. Gasket, Inc.                                         Delaware
     Pacer Industries, Inc.                                   Missouri
     PAH Mexico Inc. (holding co.)                            Delaware
     W.M. Holding Company, Inc.  (holding co.)                Delaware
     Preferred Technical Group International, Inc.            Delaware
         Preferred Technical Group, Inc.                      Delaware
         Multitec-PTG, Inc.                                   Delaware
     Ristance Corporation                                     Indiana
     Tekonsha Engineering Company                             Michigan
     Theodore Bargman Company                                 Michigan
     United Brake Systems Inc. (dormant)                      Delaware
     Engine Controls Distribution Services, Inc.              Delaware
Diamond Financial Holdings, Inc.                              Delaware
     Findlay Properties, Inc.                                 Ohio
     Ottawa Properties, Inc.                                  Michigan
     Shannon Properties, Inc.                                 Delaware
        First Shannon Realty of North Carolina, Inc.          North Carolina
     Summey Building Systems, Inc.                            North Carolina
     Dana Credit Corporation                                  Delaware
        Farnborough Properties Partners I Limited             Delaware
        Farnborough Properties Partners II Limited            Delaware
        Farnborough Properties Partners III Limited           Delaware
        Farnborough Properties Partners IV Limited            Delaware
        DCC Project Finance Nine, Inc.                        Delaware
        Dana Commercial Credit Corporation                    Delaware
              Camotop Two Corporation                         Delaware
              CCD Air Ten, Inc.                               Delaware
              CCD Air Eleven, Inc.                            Delaware
              CCD Air Twelve, Inc.                            Delaware
              CCD Air Thirteen, Inc.                          Delaware
              CCD Air Fourteen, Inc.                          Delaware
              CCD Air Twenty, Inc.                            Delaware
              CCD Air Twenty-One, Inc.                        Delaware
              CCD Air Twenty-Two, Inc.                        Delaware
              CCD Air Twenty-Three, Inc.                      Delaware
              CCD Air Thirty, Inc.                            Delaware
              CCD Air Thirty-Two, Inc.                        Delaware
              CCD Air Thirty-Three, Inc.                      Delaware
              CCD Air Thirty-Four, Inc.                       Delaware
              CCD Air Thirty-Five, Inc.                       Delaware
              CCD Air Thirty-Six, Inc.                        Delaware
              CCD Air Thirty-Seven, Inc.                      Delaware
              CCD Air Thirty-Eight, Inc.                      Delaware
              CCD Air Thirty-Nine, Inc.                       Delaware
              CCD Air Forty, Inc.                             Delaware
              CCD Air Forty-One, Inc.                         Delaware
              CCD Air Forty-Two, Inc.                         Delaware
              CCD Air Forty-Four, Inc.                        Delaware

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              CCD Air Forty-Six, Inc.                            Delaware
              CCD Air Forty-Eight, Inc.                          Delaware
              CCD Airway One, Inc.                               Delaware
              CCD Rail Two, Inc.                                 Delaware
              CCD Rail Three, Inc.                               Delaware
              CCD Rail Five, Inc.                                Delaware
              Comprehensive Asset Services, Inc.                 Delaware
              Dana Business Credit Corporation                   Delaware
                  Dana Commercial Finance Corporation            Delaware
             Dana Fleet Leasing, Inc.                            Delaware
             DCC Company 100, Inc.                               Delaware
             DCC Company 102, Inc.                               Delaware
             DCC Franchise Services, Inc.                        Delaware
             DCC Project Finance One, Inc.                       Delaware
             DCC Project Finance Two, Inc.                       Delaware
             DCC Project Finance Three, Inc.                     Delaware
                 DCC Linden, Inc.                                Delaware
             DCC Project Finance Four, Inc.                      Delaware
             DCC Project Finance Five, Inc.                      Delaware
             DCC Project Finance Six, Inc.                       Delaware
             DCC Project Finance Ten, Inc.                       Delaware
             DCC Project Finance Eleven, Inc.                    Delaware
                 Washington 10 Gas Holdings, Inc.                Delaware
                      Washington 10 Storage Corporation          Delaware
             DCC Project Finance Twelve, Inc.                    Delaware
             DCC Project Finance Thirteen, Inc.                  Delaware
             DCC Project Finance Fourteen, Inc.                  Delaware
             DCC Project Finance Eighteen, Inc.                  Delaware
             DCC Servicing, Inc.                                 Delaware
             Energy Credit Corporation                           Delaware
             Energy Services Credit Corporation                  Delaware
             GSP I Corporation                                   Oregon
             Isom & Associates                                   Delaware
             Leased Equipment, Inc.                              Delaware
             Lease Recovery, Inc.                                Delaware
             Midwest Housing Investments J.V., Inc.              Delaware
             Potomac Leasing Company                             Delaware
             REBAC, Inc.                                         Delaware
             REBNEC Three, Inc.                                  Delaware
             REBNEC Five, Inc.                                   Delaware
             REBNEC Nine, Inc.                                   Delaware
             REBNEC Eleven, Inc.                                 Delaware
             ReDade, Inc.                                        Delaware
             Redison, Inc.                                       Delaware
             REFIRST, Inc.                                       Delaware
             REFREEZE, Inc.                                      Delaware
             REHAT, Inc.                                         Delaware
             RENAT, Inc.                                         Delaware
             RENOVO One, Inc.                                    Delaware
             RENOVO Three, Inc.                                  Delaware
             RENOVO Five, Inc.                                   Delaware
             RENOVO Seven, Inc.                                  Delaware
             RENOVO Nine, Inc.                                   Delaware
             RENOVO Eleven, Inc.                                 Delaware
             RENOVO Thirteen, Inc.                               Delaware
             RENOVO Fifteen, Inc.                                Delaware
             RENOVO Seventeen, Inc.                              Delaware
             ReSun, Inc.                                         Delaware


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             RETRAM, Inc.                                       Delaware
             Shannon Health Care Realty, Inc.                   Delaware
             Shannon Property Management, Inc.                  Delaware
             Shannon Michigan Properties, Inc.                  Michigan
             Shannon Supermarket Investors, Inc.                Delaware
        Dana Lease Finance Corporation                          Delaware
             Camotop One Corporation                            Delaware
             CCD Air Four, Inc.                                   Delaware
             CCD Air Five, Inc.                                 Delaware
             CCD Air Seven, Inc.                                Delaware
             CCD Air Eight, Inc.                                Delaware
             CCD Air Nine, Inc.                                 Delaware
             CCD Air Forty-Three, Inc.                          Delaware
             CCD Air Forty-Seven, Inc.                          Delaware
             CCD Air Forty-Nine, Inc.                           Delaware
             CCD Airway Two, Inc.                               Delaware
             CCD Rail One, Inc.                                 Delaware
             CCD Rail Four, Inc.                                Delaware
             DCC Project Finance Seven, Inc.                    Delaware
             DCC Project Finance Eight, Inc.                    Delaware
             DCC Project Finance Fifteen, Inc.                  Delaware
             DCC Project Finance Nineteen, Inc.                 Delaware
             DCC Spacecom Two, Inc.                             Delaware
             DCC Vendorcom, Inc.                                Delaware
             DLF Company 101, Inc.                              Delaware
             JVQ Capital One, Inc.                              Delaware
             REBNEC One, Inc.                                   Delaware
             REBNEC Two, Inc.                                   Delaware
             REBNEC Four, Inc.                                  Delaware
             REBNEC Six, Inc.                                     Delaware
             REBNEC Ten, Inc.                                   Delaware
             REBNEC Twelve, Inc.                                Delaware
             RECONN, Inc.                                       Delaware
             RENOVO Two, Inc.                                   Delaware
             RENOVO Four, Inc.                                  Delaware
             RENOVO Six, Inc.                                   Delaware
             RENOVO Eight, Inc.                                 Delaware
             RENOVO Ten, Inc.                                   Delaware
             RENOVO Twelve, Inc.                                Delaware
             RENOVO Fourteen, Inc.                              Delaware
             RERSEY, Inc.                                       Delaware
             RESAMM, Inc.                                       Delaware
             REVA, Inc.                                         Delaware
Letovon Rosehill One Pty Limited                                Australia
Letovon Rosehill Two Pty Limited                                Australia
Letovon St. Kilda One Pty Limited                               Australia
Letovon St. Kilda Two Pty Limited                               Australia
DCC Canada Inc.                                                 Canada
Dana Capital S.A.                                               France
Dana Finance S.A.                                               France
DCC Leasing GmbH                                                  Germany
Shannon Properties GmbH                                         Germany
Northavon Investments Limited                                   Jersey
Letovon Packs Limited                                           Jersey
Letovon Tower Hill Limited                                      Jersey
Sibi Packs Limited                                              Jersey
Dana Commercial Credit (UK) Limited                             United Kingdom
    Dana Capital Limited                                          United Kingdom

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

    DCC (June) Limited                                              United Kingdom
    DCC (September) Limited                                           United Kingdom
Farnborough Properties Company                                      United Kingdom
Farnborough Airport Properties Company                              United Kingdom
Farnborough Aerospace Centre Management Limited                     United Kingdom
Letovon Hammersmith Co.                                             United Kingdom
Letovon Heathrow Co.                                                United Kingdom
Letovon Waterloo Co.                                                United Kingdom
Tecnologia de Mocion Controlada S.A. de C.V.                        Mexico
Dana Heavy Axle Mexico S.A. de C.V.  (f.k.a. Eaton Manufacturera)          Mexico
Grupo Echlin Automotrices S.A. de C.V.                              Mexico
     Balatas American Brakebloks, S.A. de C.V.                      Mexico
     Producciones Automotrices, S.A. de C.V.                        Mexico
     Echlin Comercial, S.A. de C.V.                                 Mexico
     Frenos Lusac, S.A. de C.V.                                     Mexico
         Lusac Comfhia de Mexico, S.A. de C.V.                      Mexico
         Itapsa, S.A. de C.V.                                       Mexico
     FTE Mexicana, S.A. de C.V.                                     Mexico
     Inversiones Echlin S.A. de C.V.                                Mexico
         Echlin Mexicana, S.A. de C.V.                              Mexico
Long de Mexico, S.A. de C.V.                                        Mexico
Candados Universales de Mexico, S.A. de C.V.                        Mexico
Echlin de Saltillo, S.A. de C.V.                                    Mexico
     Echlin Industrias de Mexico, S.a. de C.V.                      Mexico
Lipe Rollway Mexicana S.A. de C.V.                                  Mexico
Wrenford Insurance Company Limited                                  Bermuda
Spicer Asia Holdings I                                              Bermuda
ROC Spicer Investment Co.                                           British Virgin Islands
Dana Canada, Inc.  (fka Hayes-Dana Inc.)                            Canada
3125025 Canada Inc.  (federal company)                              Canada
Echlin Canada Inc. (federal company)                                Canada
     Long Manufacturing Ltd.                                        Canada
     Brake Parts Canada Inc.                                        Canada
Echlin Dominicana, S.A.                                             Dominican Republic
Dana Foreign Sales Corporation                                      U.S. Virgin Islands
Echlin International, V.I., Inc.                                    U.S. Virgin Islands
Dana Australia (Holdings) Pty. Ltd.                                 Australia
     Dana New Zealand, Ltd.                                         Australia
     Dana Australia Pty. Ltd.                                       Australia
         Dana Structural Components Australia Pty. Ltd.             Australia
         Dana Spicer Axle Australia Pty Ltd.                        Australia
Dana Australia Trading Pty. Ltd.                                    Australia
Dana Asia Pacific Industrial                                        Australia
Echlin Australia Pty. Ltd. (holding co.)                            Australia
     Kelray Australia Pty. Ltd.                                     Australia
         P.J. Warneford Components                                  Australia
         Turtle Wax Austalasia Pty. Ltd.                            Australia
     Warneford & Oldfield Pty. Limited                              Australia
Fujian Spicer Drivetrain Systems Co., Ltd.                          China
Dana Hong Kong Limited                                              Hong Kong
Kentning Industries Limited         (Never Active)                  Hong Kong
Shui Hing Manufacturing Company Limited                             Hong Kong
Echlin China Limited (Hong Kong)                                    Hong Kong
P.T. Spicer Indonesia        (Never Active)                         Indonesia
Dana Japan, Ltd.                                                    Japan
Dana Korea Co. Ltd.                                                 Korea
Dana Asia Pacific (Malaysia) Sdn. Bhd.                              Malaysia
Spicer Philippines Manufacturing Co. (inactive)                     Philippines


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

Dana Asia (Singapore) Pte. Ltd.                                                    Singapore
R.O.C.  Spicer Ltd.                                                                Taiwan
     Timing Investments Limited                                                    Taiwan
         Taiyin Enterprise Ltd.                                                    Taiwan
Spicer Asia Engineering Ltd.                                                       Taiwan
Dana Asia (Taiwan) Ltd. (Warner Electric Trading Co.)                              Taiwan
Dana Asia (Taiwan) APD Co., Ltd.                                                   Taiwan
Echlin Taiwan Ltd.                                                                 Taiwan
Dantean Company, Limited. (f.k.a. Spicer Thailand)                                 Thailand
Dana Industrial Co., Limited                                                       Thailand
Dana Asia (Thailand) Limited                                                       Thailand
Dana Spicer (Thailand) Limited (fka Spicer Asia (Thailand)                         Thailand
Dana Austria GmbH                                                                  Austria
     Glacier Gleitlager Handelsgesellschaft mbH                                    Austria
Warner Electric SA (Dormant)                                                       Belgium
Clark-Hurth Belgium N.V.                                                           Belgium
     Clark Equipment Belgium N.V.                                                  Belgium
Glacier Belgium                                                                    Belgium
Quinton Hazell Belgium SA                                                          Belgium
Dana Holdings UK Limited                                                           United Kingdom
     Echlin (Southern) Holdings Ltd. (Jersey)                                      United Kingdom
     Dana Holdings Limited                                                         United Kingdom
         Dana Spicer Europe Ltd.                                                   United Kingdom
         Warner Electric Limited                                                   United Kingdom
         Dana Interlock Limited (Dormant 1/1/94)                                   United Kingdom
         Taylor Industrial Clutches Ltd.                                           United Kingdom
         Wichita Company Limited                                                   United Kingdom
         Dana Limited (formerly Dana (1982) Limited)                               United Kingdom
         Superior Electric Engineering Services, Ltd.                              United Kingdom
         Dana Spicer Limited                                                       United Kingdom
         Stieber Formsprag Limited (Dormant)                                       United Kingdom
     Echlin Europe Ltd. UK                                                         United Kingdom
         Quinton Hazell Plc.                                                       United Kingdom
              Motaproducts Automotive Limited (Dormant)                            United Kingdom
              Supra Group Limited (Dormant)                                        United Kingdom
              Commercial Ignition Limited (Dormant)                                United Kingdom
              British Filters Limited (Dormant)                                    United Kingdom
              TJ Filters Limited (Dormant)                                         United Kingdom
              Quinton Hazell Automotive Limited                                    United Kingdom
              QH Pension Trustee Limited (Dormant)                                 United Kingdom
              Quinton Hazell (Far East) Limited                                    United Kingdom
              Whitely Rishworth Exports Ltd. (Dormant)                             United Kingdom
         Preferred Technical Group-CHA Limited                                     United Kingdom
         Hobourn Automotive Limited                                                United Kingdom
              HG Pension Trust Company Limited (Dormant)                           United Kingdom
              SU Automotive Limited                                                United Kingdom
              SU Pension Trustee Limited                                           United Kingdom
              Hobourn Group Pension Trust Company Limited                          United Kingdom
         Dana Automotive Limited                                                   United Kingdom
         Automotive Motion Technology Limited                                      United Kingdom
         Echlin Automotive Systems Limited                                         United Kingdom
         Lipe Limited                                                              United Kingdom
         Driveline Specialist Limited                                              United Kingdom
         Drinclog Limited (Dormant)                                                United Kingdom
Dana SAS                                                                           France
     Perfect Circle Europe (fka Floquet Monopole S.A.)                             France
         Societe Industrielle de Precision Marti, S.A.                             France
         Societe de Reconditionnement Industriel de Moteurs S.A. (S.R.I.M.)        France


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     Spicer France SarL                                           France
     Warner France, S.A.                                          France
     Collins & Tournadre "TOURCO"                                 France
         G.I.E. Warner & Tourco                                   France
     Sealed Power Europe S.A.                                     France
     Glacier Vandervell SAS                                       France
     Nobel Plastiques S.A.                                        France
         Nobel Plastiques Climatisation S.A.                      France
     Quinton Hazell SarL                                          France
     IP Marti SNC                                                 France
Autoclavite S.A.                                                  France
Clark-Hurth Components S.A.R.L.                                   France
Dana GmbH                                                              Germany
     Dana Holdings GmbH                                           Germany
         Reinz Dichtungs GmbH                                     Germany
         Warner Electric GmbH                                     Germany
         M. Friesen GmbH                                          Germany
         Spicer GmbH (f.k.a. Superior Electric GmbH)              Germany
         Clark-Hurth Components Vertriebs GmbH                    Germany
         DKW Kunststoffwerke GmbH                                 Germany
               Thermoplast+Apparatebau GmbH                       Germany
     Dana (Duetchland) Grundstucksverwaltung GmbH                 Germany
     Sealed Power Europe GmbH                                     Germany
Echlin (Duetchland) Holding GmbH                                  Germany
     FTE Automotive GmbH                                          Germany
         Move Brems-Und Kupplungsschlauch                         Germany
         FTE Automotive Systems GmbH                              Germany
     Echlin Grundstucksverwaltung (Deutchland) GmbH               Germany
Quinton Hazell Deutschland GmbH                                   Germany
Spicer India Limited                                              India
Stieber Precision Pvt. Ltd.                                       India
Dana Finance (Ireland) Limited                                    Ireland
Quinton Hazell (Ireland) Limited                                  Ireland
     Moprod (Ireland) Limited                                     Ireland
     Quinton Hazell Limited                                       Ireland
Dana Italia, SpA                                                  Italy
     Metaltechno SpA                                              Italy
Quinton Hazell Italia SpA                                         Italy
D.E.H. Holdings SARL                                              Luxembourg
Dana Europe Holdings B.V.                                         Netherlands
     Spicer  Netherland B.V. (Dormant)                            Netherlands
         Leguana Participations B.V. (Holding Co.)                Netherlands
     Warner Electric BV (f.k.a. Maumee Holdings B.V.)             Netherlands
     Superior Electric Nederland B.V. (shell)                     Netherlands
     Glacier Bearings Benelux B.V.                                Netherlands
         Glacier Netherland B.V.                                  Netherlands
Echlin (Investments) Netherlands B.V.                             Netherlands
     Echlin (Properties) Netherlands BV                           Netherlands
Quinton Hazell Nederland B.V.                                     Netherlands
Wix Filtron Sp. zo.o.                                             Poland
Quinton Hazell Polska Sp. zo.o.                                   Poland
Dana Equipamientos SA (f.k.a. Spicer Espana S.A.)                 Spain
     Sealed Power Europe S.L.                                     Spain
Industrias Seloc Reinz S.A. (closed)                              Spain
Industrias Serva S.A.                                             Spain
     Glaser Serva S.A.                                            Spain
Quinton Hazel Espana S.A.                                         Spain
Nobel Plastiques Iberica S.A.                                     Spain


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


Warner-Tollo AB                                                                    Sweden
     WarnerElectric AB                                                             Sweden
Quinton Hazell Svenska AB                                                          Sweden
Warner Electric (International) S.A.                                               Switzerland
     (International Headquarters, f.k.a. Warner Electric S.A., locally known as "Swiss Inc.")
     T&N Zug AG                                                                    Switzerland
         Glacier Tristar SA                                                        Switzerland
Warner Electric S.A.                                                               Switzerland
     (Operating and local sales company, f.k.a. Societe de Vente Warner Electric S.A., locally  known as "Swiss
Trade")
Dana South Africa (Propreitary) Limited (fka Echlin Charger Mfg. Co. (Pty.) Ltd.)           South Africa
     MAG Brakes (Prop.) Limited                                                    South Africa
     Electron Seventeen (Prop.) Limited                                            South Africa
     Insom Investments (Prop.) Limited                                             South Africa
     J&H Marcus Manufacturing Company (Prop.) Ltd.                                 South Africa
     Miclaric Investments (Prop.) Limited                                          South Africa
     South African Engineering Company (Prop.) Limited                             South Africa
     South African Engineering Company (Natal) (Prop.) Limited                     South Africa
Dana Argentina S.A.                                                                Argentina
     Dana San Juan S.A. (f.k.a. AROS Daneri, S.A.)                                 Argentina
     Dana San Luis S.A. (f.k.a. Trasa San Luis)                                    Argentina
     Transmissiones Homocineticas Argentina S.A. (THA)                             Argentina
     Farlock S.A.                                                                  Argentina
     Cerro de los Medanos S.A.                                                     Argentina
Spicer Ejes Pesatos S.A.                                                           Argentina
Nakata Autoparts S.A.                                                              Argentina
Echlin Argentina S.A. (a/k/a Plasbestos)                                           Argentina
Fanacif Products Argentina S.A.                                                    Argentina
Dana Equipamentos Ltda.                                                            Brazil
     Dana-Albarus, S.A. Industrial E Comercio                                      Brazil
         Cardhom Commercial Ltda.                                                  Brazil
         Pellegrino Autopecas Industrial e Comerico Ltda.                          Brazil
         CIDAP-Industrial e Distribuidora de Aurtopecas Ltda. (Dormant)            Brazil
         Albarus Sistemas Hidraulicos Ltda.                                        Brazil
         Albarus S.A. Comercial e Exportadora                                      Brazil
               Cirane Industria e Comercio Ltda.                                   Brazil
         Previalbarus Societe de Providencia                                       Brazil
     Dana Industrial S.A.                                                          Brazil
         Metalurgica Brasitalia Ltda.                                              Brazil
         Suzuki Comercial Ltda.                                                    Brazil
     Dana Bahia Ltda.                                                              Brazil
Warner Electric do Brasil Ltda.                                                    Brazil
Dana do Brasil Ltda.                                                               Brazil
     Dana Industrias Ltda.                                                         Brazil
     SM-Sistemas Modulares Ltda.                                                   Brazil
Glacier do Brasil Limitada                                                         Brazil
Glacier Daido do Brasil Limitada                                                   Brazil
Echlin Do Brasil S.A.                                                              Brazil
Industria De Ejes Y Transmissiones S.A. (Transejes)                                Colombia
     Transejes C.D. Ltda.                                                          Colombia
     Transcar Ltda.                                                                Colombia
     Transmotor Ltda.                                                              Colombia
Echlin de Colombia Ltda.                                                           Colombia
Echlin Del Peru S.R. Ltda.                                                         Peru
UBALI S.A.                                                                         Uruguay
Talesol S.A.                                                                       Uruguay
Echlin Uruguay                                                                     Uruguay
Inversora Sabana, S.A.                                                             Venezuela


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

     Echlin de Venezuela C.A.                                    Venezuela
Finaciera Platwel S.A.                                           Venezuela

                                       9